EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of MSC Industrial Direct Co., Inc. (the “Company”) for the fiscal year ended August 26, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles Boehlke, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ CHARLES BOEHLKE
Name: Charles Boehlke
Chief Financial Officer
Date: November 8, 2006